SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2003

INDYMAC BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-08972	95-3983415

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 North Lake Avenue, Pasadena, California	91101-7211

(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (800) 669-2300

FORM 8-K CURRENT REPORT
Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

INDYMAC BANCORP, INC.

FORM 8-K CURRENT REPORT

May 1, 2003

Item 7. Financial Statements and Exhibits

     Exhibit 99.1 IndyMac Bancorp, Inc. earning press release dated April 30, 2003.

     Exhibit 99.2 IndyMac Bancorp, Inc. Webcast presentation dated April 30, 2003.

Item 9. Regulation FD Disclosure

     This information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be provided under “Item 12. Disclosure of Results of Operations and Financial Condition,” in accordance with U.S. Securities and Exchange Commission Release No. 33-8216.

     On April 30, 2003, IndyMac Bancorp, Inc., a Delaware corporation (the “Company”), issued an earnings press release announcing first quarter results for the first quarter of 2003, which press release provided detail not publicly disclosed previously. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

     On April 30, 2003, the Company hosted a live Webcast presentation in connection with its release of earnings. A copy of the Company’s Webcast presentation is attached as Exhibit 99.2 hereto and is hereby incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Pasadena, State of California, on May 1, 2003.

INDYMAC BANCORP, INC.

By:	/s/ MICHAEL W. PERRY

Michael W. Perry Chairman of the Board of Directors and Chief Executive Officer

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EXHIBIT INDEX

99.1 IndyMac Bancorp, Inc. press release dated April 30, 2003.

99.2 IndyMac Bancorp, Inc. Webcast presentation dated April 30, 2003.

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